Exhibit 10.1

AMENDMENT NO. 2
TO
AGVANTAGE BOND PURCHASE AGREEMENT

This Amendment No. 2 to the AgVantage Bond Purchase Agreement (the “Amendment”) is entered into on this 22nd day of December, 2014, by and between Farmer Mac Mortgage Securities Corporation (the “Purchaser”), Farmland Partners Operating Partnership, LP (“Issuer”), Farmland Partners Inc. (the “REIT”) and the Federal Agricultural Mortgage Corporation (the “Guarantor”).

WHEREAS, the parties to this Amendment are parties to an AgVantage Bond Purchase Agreement dated as of August 22, 2014, as amended by Amendment No. 1 dated October 13, 2014 (collectively, the “Agreement”); and

WHEREAS, the parties hereto desire to amend the Agreement, as set forth below.

NOW THEREFORE, the in consideration of the mutual agreements contained herein, the parties agree as follows:

Section 1.                                           Purchase of Bonds.  Section 2.01 is amended by deleting the first sentence and replacing it with the following:

“The Purchaser agrees to purchase Bonds, at 100% of their principal amount, from time to time before the Final Issuance Date, as requested by Issuer by written notice (each, a “Notice of Requested Borrowing”) and approved by Farmer Mac in an aggregate principal amount, for all Bonds outstanding hereunder at any one time, not in excess of $150,000,000, subject to satisfaction of the conditions set forth herein and agreement between the parties hereto as to the terms of the applicable Pricing Agreement.”

Section 2.                                           Defined Terms.  Capitalized terms used herein and not otherwise defined have the meanings assigned thereto in the Agreement.

Section 3.                                           Entire Agreement.  This Amendment contains the entire agreement between the parties regarding the modifications made to the Agreement.  Except as explicitly modified by this Amendment, each and every term, condition, exhibit, schedule, annex, and provision of the Agreement shall remain in full force and effect.

Section 4.                                           Governing Law.  The terms of this Amendment shall be governed by, and construed in accordance with, federal law.  To the extent federal law incorporates state law, that state law shall be the laws of the State of New York applicable to contracts made and performed therein.

Section 5.                                           Counterparts.  This Amendment may be executed in two or more counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the parties hereto hereby execute this Amendment as of the day and year first above written.

FARMER MAC MORTGAGE SECURITIES CORPORATION

By:	/s/ R. Dale Lynch
Name:	R. Dale Lynch
Title:	Vice President and Treasurer

FEDERAL AGRICULTURAL MORTGAGE CORPORATION

By:	/s/ R. Dale Lynch
Name:	R. Dale Lynch
Title:	Senior Vice President — Chief Financial Officer

FARMLAND PARTNERS OPERATING PARTNERSHIP, LP

By:	/s/ Luca Fabbri
Name:	Luca Fabbri
Title:	Chief Financial Officer

FARMLAND PARTNERS INC.

By:	/s/ Luca Fabbri
Name:	Luca Fabbri
Title:	Chief Financial Officer, Secretary and Treasurer

[Signature Page — Amendment No. 2 to

AgVantage Bond Purchase Agreement]